Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jason Roos, Chief Financial Officer, Treasurer, and Secretary, in connection with the Quarterly Report of Logan Ridge Finance Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2021

/s/ Jason Roos
Jason Roos
Chief Financial Officer, Treasurer, and Secretary,
(Principal Financial Officer)
Logan Ridge Finance Corporation